UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	FULT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry Into A Material Definitive Agreement

On October 22, 2020, Fulton Financial Corporation (“Fulton”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC, Piper Sandler & Co. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, Fulton agreed to sell to the Underwriters 8,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of Fulton’s 5.125% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, with a liquidation preference of $1,000 per share (equivalent to $25.00 per Depositary Share). Fulton’s offering of the Depositary Shares is expected to close on October 29, 2020, subject to the satisfaction of customary closing conditions.

The Depositary Shares are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on October 21, 2020 (Registration No. 333-249588), a base prospectus, dated October 21, 2020, included as part of the registration statement, and a prospectus supplement, dated October 22, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The foregoing summary is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 1.01.

Item 7.01 – Regulation FD Disclosure.

On October 22, 2020, Fulton issued a press release announcing the pricing of the offering of the Depositary Shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K regarding the offering of the Depositary Shares are forward-looking statements. Fulton may be unable to close the offering on the anticipated date, or at all. Risks and other factors that could cause the offering not to be completed, or to be completed with different terms, include market conditions and volatility in the market price of Fulton’s publicly traded securities, as well as other risks listed from time to time in Fulton’s filings with the Securities and Exchange Commission, including but not limited to, Fulton’s annual and quarterly reports. Fulton has no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 22, 2020, by and between Fulton Financial Corporation and Keefe, Bruyette & Woods, Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC, Piper Sandler & Co. and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.

99.1	Press Release dated October 22, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation

Date: October 23, 2020	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Senior Executive Vice President and Chief Legal Officer

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